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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 8, 2002

                         Entertainment Properties Trust
                         ------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                     1-13561                           43-1790877
---------------------     -------------------------     ---------------------------------
(State of Formation)         (Commission File No.)      (IRS Employer Identification No.)

             30 Pershing Road, Union Station
                           Suite 201
                    Kansas City, Missouri                      64108
         --------------------------------------------   --------------------
         (Address of principal executive offices)            (Zip code)



                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 8, 2002, Entertainment Properties Trust (the "registrant") notified Ernst & Young LLP ("EY") that the registrant will change auditors from EY to KPMG LLP ("KPMG") for the 2002 fiscal year.

         The registrant's financial statements for the years ended December 31, 2001, 2000, 1999 and 1998 and the period ended December 31, 1997 were audited by EY.

         The change in auditors was approved by the registrant's Audit
Committee.

         EY's reports on the registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by the financial statements and the subsequent interim period preceding the date of filing of this report, there have been no disagreements between EY and the registrant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of the disagreement(s) in connection with its reports, nor have there been any reportable events as contemplated under Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

         The registrant did not consult with KPMG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided by KPMG on any such issue that was a factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

         The registrant has authorized EY to respond fully to any inquiries of KPMG concerning any issue related to the registrant's accounting principles or practices or financial reporting, the registrant's financial statements or EY's audits thereof or audit opinions thereon.

         The registrant has provided a copy of the disclosures in this report to EY. EY has furnished a letter to the Commission contemplated by paragraph (a)(3) of Item 304 of Regulation S-K, a copy of which is attached as Exhibit 16(a) to this report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 16(a) - Comment letter from Ernst & Young LLP dated April 11, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENTERTAINMENT PROPERTIES TRUST


                                         /s/ David M. Brain
                                         ----------------------------------
                                         By:  David M. Brain, President and
                                                Chief Executive Officer


                                         April 8, 2002